UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)  March 23, 2006
                                                       -------------------------

                                    KSW, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

            0-27290                                 11-3191686
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   (Commission File Number)              (IRS Employer Identification No.)

            37-16 23rd Street
       Long Island City, New York                           11101
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(Address of Principal Executive Offices)                  (Zip Code)

                                 (718) 361-6500
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

           KSW, Inc. announced on March 23, 2006 that it has been selected by the Construction Manager, Bovis Lend Lease LMB, Inc., as the HVAC Trade Manager for the new Cardiovascular Center at New York-Presbyterian Hospital. KSW's work at the project is valued at approximately $17,000,000 and will take 2-1/2 years to complete.

           A press release announcing the selection is filed herewith as Exhibit
99.1 and is incorporated by reference herein.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits.

99.1          Press Release dated March 23, 2006.






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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      KSW, INC.


                                      By:  /s/ Richard W. Lucas
                                          --------------------------------------
                                          Name:   Richard W. Lucas
                                          Title:  Chief Financial Officer




Date: March 23, 2006







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
                                  EXHIBIT INDEX

        EXHIBIT NO.                 DESCRIPTION

          99.1            Press Release, dated March 23, 2006.

















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